Scudder
Income
Fund

Annual Report
December 31, 1997

Pure No-Load(TM) Funds

Seeks a high level of income consistent with the prudent investment of capital.

A pure no-load(TM) fund with no commissions to buy, sell, or exchange shares.

SCUDDER                    (logo)

                               Scudder Income Fund
--------------------------------------------------------------------------------
Date of Inception: 4/24/28    Total Net Assets as of       Ticker Symbol:  SCSBX
                             12/31/97: $695.3 million
--------------------------------------------------------------------------------

o The environment for fixed income investors was generally favorable in 1997. Scudder Income Fund earned an 8.66% total return for the 12-month period ended December 31, 1997.

o A healthy U.S. economy, benign inflation, and worries over the Asian crisis caused bonds to rally from May through the end of the year.

o The Fund pursued a barbelled maturity strategy for most of the year, emphasizing securities with long and short maturities.

o In the second half of the year, Fund strategy shifted to longer maturities to take advantage of rising bond prices.

o The Fund maintained its 4 star rating from Morningstar for its risk-adjusted performance among 1,371 taxable bond funds as of December 31, 1997.^1


                                Table of Contents

   3  Letter from the Fund's President    19  Notes to Financial Statements
   4  Performance Update                  23  Report of Independent Accountants
   5  Portfolio Summary                   24  Tax Information
   6  Portfolio Management Discussion     25  Shareholder Meeting Results
  10  Glossary of Investment Terms        28  Officers and Trustees
  11  Investment Portfolio                29  Investment Products and Services
  15  Financial Statements                30  Scudder Solutions
  18  Financial Highlights


^1 Source: Morningstar. Ratings are subject to change monthly and are calculated from the Fund's 3-, 5-, and 10-year average annual returns in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects Fund performance below 90-day T-bill returns. In an investment category, the top 10% of funds receive 5 stars and the next 22.5% receive 4 stars. In the taxable bond category, the Fund received a 4 star rating for the three-year period, a 3 star rating for the five-year period, and a 4 star rating for the ten-year period among 1371, 771, and 323 funds, respectively. Past performance is no guarantee of future results.

                            2 - Scudder Income Fund

                        Letter from the Fund's President

Dear Shareholders,

     The environment for domestic equity investors, which had been so favorable for most of the last seven years, became unsettled in the second half, as concern mounted over slowing corporate profit growth rates and the currency crisis in Asia. Increasingly, investors began to see the value of the relatively steady income and price stability of fixed income investments. The Fund especially benefited as interest rates declined and bond prices rose from May through the end of the year.

     In our last few reports to shareholders we have discussed the importance of a fixed income component as part of a well balanced investment program. As a current shareholder of Scudder Income Fund, I suspect you are already familiar with these benefits, which have become particularly valuable in this period of increased volatility for equity securities. Your Fund's manager discusses the market environment and recent investment strategy in more detail beginning on page 6.

     As you may know, the Fund's investment adviser has changed its name to Scudder Kemper Investments, Inc. from Scudder, Stevens & Clark, Inc., reflecting the acquisition of a majority interest in Scudder by Zurich Insurance Company, and the combining of Scudder's business with that of Zurich Kemper Investments, Inc. In addition, the Fund has added two members to its management team effective January 1, 1998 -- portfolio managers Kelly Babson and Robert Cessine. We think their extensive knowledge and expertise will be an asset to the Fund.

     For those of you who are interested in new Scudder products, we introduced a new industry sector fund in November, Scudder Financial Services Fund, one of Scudder's Choice Series sector funds. This Fund seeks long-term growth by investing in financial services companies in the U.S. and abroad. In addition, two other Choice Series funds will be launched on March 2: Scudder Health Care Fund, seeking long-term growth from health care companies located around the world, and Scudder Technology Fund, pursuing long-term growth by investing in companies that develop, produce, or distribute technology. For further information on these new funds, please call 1-800-225-2470.

     Thank you for your continued investment in Scudder Income Fund. If you have any questions about your account, please call Scudder Investor Relations at the toll-free number above, or visit our web site at http://funds.scudder.com.

     Sincerely,

     /s/Daniel Pierce

     Daniel Pierce
     President,
     Scudder Income Fund

                            3 - Scudder Income Fund

PERFORMANCE UPDATE as of December 31, 1997
----------------------------------------------------------------
FUND INDEX COMPARISONS
----------------------------------------------------------------
                      Total Return
Period     Growth     --------------
Ended        of                Average
12/31/97   $10,000   Cumulative  Annual
---------------------------------------
SCUDDER INCOME FUND
---------------------------------------
1 Year    $ 10,866       8.66%    8.66%
5 Year    $ 14,333      43.33%    7.46%
10 Year   $ 23,872     138.72%    9.09%

---------------------------------------
LB AGGREGATE BOND INDEX
---------------------------------------
1 Year    $ 10,967      9.67%    9.67%
5 Year    $ 14,345     43.45%    7.48%
10 Year   $ 24.057    140.57%    9.17%

-----------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
-----------------------------------------------------------------

A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

Yearly periods ended December 31

SCUDDER INCOME FUND
Year            Amount
----------------------
'87            $10,000
'88            $10,891
'89            $12,279
'90            $13,301
'91            $15,604
'92            $16,655
'93            $18,751
'94            $17,921
'95            $21,244
'96            $21,969
'97            $23,872

LB AGGREGATE BOND INDEX
Year            Amount
----------------------
'87            $10,000
'88            $10,789
'89            $12,357
'90            $13,461
'91            $15,614
'92            $16,771
'93            $18,406
'94            $17,869
'95            $21,170
'96            $21,935
'97            $24,057

The unmanaged Lehman Brothers (LB) Aggregate Bond Index is a market value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage securities. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

-----------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION
-----------------------------------------------------------------

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total
Return (%) with the exact data points listed in the table below.

Yearly periods Ended December 31


                       1988      1989     1990     1991     1992     1993     1994     1995     1996     1997
                     ----------------------------------------------------------------------------------------
NET ASSET VALUE...   $ 12.41  $ 12.89  $ 12.82  $ 13.91  $ 13.48  $ 13.71  $ 12.32  $ 13.61  $ 13.15  $ 13.46
INCOME DIVIDENDS..   $  1.07  $  1.06  $  1.03  $   .92  $   .93  $   .87  $   .76  $   .86  $   .81  $   .79
CAPITAL GAINS AND
PAID-IN CAPITAL
DISTRIBUTIONS.....   $  --    $    --  $  0.06  $   .14  $   .40  $   .57  $   .02  $   .09  $   .09  $   .01
FUND TOTAL
RETURN (%)........      8.91     12.75    8.32    17.32     6.74    12.58    -4.43    18.54     3.41     8.66
INDEX TOTAL
RETURN (%)........      7.88     14.53    8.96    16.00     7.40     9.75    -2.92    18.47     3.63     9.67

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.



                            4 - Scudder Income Fund

PORTFOLIO SUMMARY as of December 31, 1997
---------------------------------------------------------------------------
DIVERSIFICATION
---------------------------------------------------------------------------
Corporate Bonds                    38%
Cash Equivalents                   18%
U.S. Gov't Agency Pass-thrus       17%
U.S. Treasury Obligations          13%
Asset Backed Securities             8%
Foreign Bonds -
U.S. $ Denominated                 5%
Other                              1%
--------------------------------------
                                  100%
--------------------------------------
A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

The Fund's emphasis on corporates
and de-emphasis on mortgages was
a significant contributor to
performance for much of the year.
---------------------------------------------------------------------------
QUALITY
---------------------------------------------------------------------------
AAA*                               55%
A                                  11%
BBB                                15%
BB                                  7%
B                                  10%
NR                                  2%
--------------------------------------
                                  100%
--------------------------------------
*Category includes cash equivalents

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

The portfolio maintained its high
average quality rating of AA.

---------------------------------------------------------------------------
EFFECTIVE MATURITY
---------------------------------------------------------------------------
Less than 1 year                   23%
1 - 5 years                        18%
5 - 8 years                        22%
8 - 15 years                       12%
Greater than 15 years              25%
--------------------------------------
                                  100%
--------------------------------------
Weighted average effective maturity: 10 years

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

Duration was kept close to the
Fund's benchmark index until the
fourth quarter when it was
lengthened to take advantage of
declining interest rates.

For more complete details about the Fund's investment portfolio, see page 11. A monthly Investment Portfolio Summary and quarterly Portfolio Holdings are available upon request.

                            5 - Scudder Income Fund

                         Portfolio Management Discussion

An Interview with Stephen A. Wohler
Lead Portfolio Manager,
Scudder Income Fund

Q: How would you characterize the environment for fixed income investors for the 12-month period ended December 31, 1997?

A: Overall, this has been a good period for bond investors, as a combination of solid economic growth and low inflation generally caused bond yields to decline, and (due to the inverse relationship of yields to prices) bond prices to rise. The yield on the benchmark U.S. Treasury bond reflected this environment, beginning the year at 6.64%, peaking at about 7.20% in April, and declining to 5.92% by the close of the period. Bond holders received not only interest, but also some price appreciation over the year. And, we think any year that investors receive more than just the interest is a pretty good year.

Q: The first half of 1997 was significantly different than the second half. Tell us what factors influenced the bond market early in the year.

A: In the first half of the year, the U.S. economy was operating at nearly breakneck speed. Gross domestic product (GDP) (a widely recognized measure of economic growth) chimed in at 4.9% for the first quarter and 3.3% in the second quarter, well above its normal level. The reports of strong growth had bond investors and the Federal Reserve (Fed) worried. If growth is too strong, the thinking goes, inflation will accelerate. Inflation, as you know, is bad news for bonds because it reduces an existing bond's net yield. As a result of the growth worries, the Fed attempted to slow the economy by raising the Fed funds rate (a key short-term interest rate) by one quarter of one percent in March, sending bond prices lower. Because such actions by the Fed typically are followed by additional rate changes in the same direction, bond investors remained concerned about the possibility of further rate hikes during the second quarter.

Q: The 30-year Treasury bond yield peaked above 7% in April and proceeded to decline for the rest of the year. What changed?

A: A number of factors cooled interest rates. The subsequent rate hikes by the Fed that many expected never materialized, primarily because the economy appeared to be slowing from the rapid pace set during the first half of the year. In addition, economic reports continued to show no signs of a pickup in inflation. Many analysts questioned these reports because it's been a long time since we have had a period of strong growth without accelerating inflation. As the year progressed, further evidence suggested that technology and productivity improvements were responsible for much of the "growth without inflation" scenario. Finally, corporations were beginning to see the payoff from years of investment in technology and computer systems. In addition, the currency crisis which began with the devaluation of the Thai baht in July, spread to other Southeast Asian countries, resulting in serious damage to the currencies and financial markets there during the second half of the year.

Q:  How did this affect the U.S. bond market?

A: Well, the crisis sent many foreign investors looking for a safe haven and a stable currency. U.S. bonds were a popular choice, especially given the recent

                            6 - Scudder Income Fund
strong performance of the dollar. The crisis also had implications for U.S. multinational corporations with earnings dependent on trade with Asia or operations in the region. While the actual effects on profits are still being sorted out, Asia's difficulties cast further doubt on the ability of many U.S. companies to sustain profit growth rates. U.S. stock market investors didn't like the implications, which resulted in sharp declines in August and October. With any lingering concerns about accelerating inflation diminished, the U.S. bond market continued to rally.

Q: What about the shrinking federal budget deficit? Has it had a positive effect on the bond market?

A: The shrinking deficit is having a significant long-term effect on the bond market. With a strong economy, the Treasury has been awash in tax receipts. Higher tax receipts mean less borrowing by the federal government and, subsequently, a shortage of bonds. The size of Treasury auctions has declined, and with fewer new securities offered, the demand for income-earning dollar-based assets has been more than sufficient.

Q: How did the Fund perform over the 12-month period ended December 31, 1997?

A: The Fund returned 8.66%, which is essentially in line with the 9.67% return of the unmanaged Lehman Aggregate Bond Index. The Fund's total return reflects an increase in its net asset value from $13.15 on December 31, 1996 to $13.46 on December 31, 1997, an income distribution of $0.79 per share and a capital gain distribution of $0.01 per share.

THE PRINTED DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART TITLE:

The Interest Rate Picture
December 1990 through December 1997

LINE CHART DATA:

                   30-year          10-year          5-year           1-year
                   Treasury         Treasury         Treasury         Treasury
                   --------         --------         --------         --------

 12/90             8.25%            8.07%            7.68%            6.76%
                   8.23             8.04             7.73             6.25
                   8.42             8.24             7.91             6.31
                   7.81             7.46             6.91             5.40
 12/91             7.40             6.70             5.93             4.09
                   7.96             7.53             6.93             4.52
                   7.79             7.13             6.28             4.05
                   7.38             6.36             5.33             3.06
 12/92             7.39             6.69             6.04             3.59
                   6.92             6.03             5.23             3.28
                   6.68             5.78             5.05             3.43
                   6.04             5.39             4.78             3.38
 12/93             6.34             5.79             5.20             3.60
                   7.13             6.78             6.24             4.42
                   7.63             7.34             6.96             5.50
                   7.82             7.60             7.28             5.95
 12/94             7.89             7.83             7.83             7.17
                   7.43             7.20             7.07             6.50
                   6.63             6.21             5.97             5.62
                   6.49             6.16             6.02             5.64
 12/95             5.96             5.58             5.40             5.15
                   6.68             6.34             6.09             5.39
                   6.90             6.72             6.49             5.69
                   6.93             6.71             6.46             5.70
 12/96             6.64             6.42             6.21             5.48
                   7.10             6.92             6.77             5.93
                   6.79             6.51             6.38             5.66
                   6.41             6.11             6.00             5.46
 12/97             5.93             5.75             5.71             5.48

The Treasury bond yields trended lower from May through the end of the year resulting in a rally in bond prices.


Q: What was your investment strategy?

A: We managed the portfolio actively throughout the 12 months, seeking to capitalize on shifts in relative valuation among the Treasury, mortgage, and corporate bond sectors. Given the uncertainties surrounding the level of economic growth and inflation over the first half of the year, we maintained a neutral portfolio duration compared to the Fund's benchmark, the Lehman Aggregate Bond Index. Instead, we focused on sector allocations. We de-emphasized mortgage securities (which typically have intermediate term (3-5 year) maturities), and

                            7 - Scudder Income Fund
increased our "barbelled" maturity strategy by adding to holdings at the short and long ends of the maturity spectrum. The barbelled strategy made a neutral contribution to performance during the first half of the year.

As the Asian crisis deepened and reports of accelerating inflation remained nonexistent, we lengthened the portfolio's duration slightly to take advantage of declining interest rates and rising bond prices. At the end of the period, the Fund's duration was 4.9 years, up from 4.6 years six months ago and slightly above the 4.8 year duration of a year ago.

Q: How were portfolio assets allocated?

A: The Fund's portfolio was well diversified, with representation from many different segments of the fixed income market. The only area that we slightly overweighted was REITs (real estate investment trusts). REITs performed in line with other financial issues for most of the year, but held back performance somewhat in the fourth quarter. Their weakness was offset by strong performance from several corporate issues, especially Time Warner and TCI.

Q: Corporate bonds comprised the largest sector of the portfolio. How did they perform?

A: Corporates were good issues to hold during the first nine months of the year. However, they underperformed during the last quarter as rates declined and Treasuries (the most interest rate sensitive issues) shot up. In the first half of the year we trimmed our holdings of investment grade corporate bonds in favor of selected high yield bonds, which performed quite well. High yield bonds benefited from the strong economy and solid

                            8 - Scudder Income Fund
demand from investors seeking a yield advantage in today's relatively low rate environment. These bonds typically offer some of the highest yields, reduced exposure to changes in interest rates, and diversification. We were selective in our additions here, preferring to "cherry pick" bonds issued by established companies with viable operations that we believed had the potential for credit quality upgrades. Even with limited holdings of high yield bonds, the Fund still maintained its high average quality rating of AA .

Q: In your June 30 report, you were underweighting mortgages. Did you continue this theme over the last six months?

A: We continued to de-emphasize mortgages over the last six months of the year, as rates declined and individuals continued to refinance mortgages. As you probably know, refinancing has become increasingly easy such that every time rates drop, mortgage securities are immediately repaid and replaced with lower yielding issues. This activity has limited the upside potential of many mortgage securities.

Q: What is your outlook?

A: We expect interest rates to trend downward in the months ahead. Inflation remains low, and slowing corporate profit growth and uncertainty in Asia provide few reasons to expect rising interest rates. In this environment, we plan to continue with our diversified approach, while emphasizing securities that can add incremental value to the Fund's consistent long term record.


                              Scudder Income Fund:
                          A Team Approach to Investing

  Scudder Income Fund is managed by a team of Scudder Kemper Investments, Inc.
  (SKI) professionals who each play an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund. They are supported by a large staff of economists, research analysts, traders, and other investment specialists who work in our offices across the United States and abroad. We believe our team approach benefits Fund investors by bringing together many disciplines and leveraging SKI's extensive resources.

  Lead Portfolio Manager Stephen A. Wohler joined the team in 1994 and is also responsible for implementing the Fund's strategy. Steve has over 17 years' experience managing fixed-income investments and has been with SKI since 1979. William M. Hutchinson, Portfolio Manager, has been responsible for the Fund's day-to-day operations and overall investment strategy since he joined SKI in 1986. Bill has over 20 years of investment experience.

                            9 - Scudder Income Fund

                          Glossary of Investment Terms


 BOND RATING                      Many corporate bonds are rated according to
                                  their likelihood of default by nationally recognized statistical rating organizations
                                  (NSROs) such as Moody's Investor Service,
                                  Fitch Investor Service, or Standard and
                                  Poor's Corporation. Bonds with high quality ratings are considered among the most financially sound and enable the issuer to issue the bond at a lower interest rate than lower-rated issuers.

 COUPON The interest rate the bond issuer promises to pay to the bondholder until maturity, expressed as an annual percentage of face value. As an example, a bond with a 10% coupon and a $1,000 face value pays $100 a year.

 DURATION A measure of the portfolio's sensitivity to changes in interest rates. If an investment portfolio has a duration of 4.9 years and interest rates decline by 1% from present levels, the value of the portfolio would rise by about 4.9%, and vice versa.

 FED FUNDS RATE                   An important short term interest rate charged
                                  by banks with excess reserves at the Federal
                                  Reserve district bank to other banks needing overnight loans to meet reserve requirements.
                                  Distinct from the "Discount Rate" which is the rate the Federal Reserve charges member banks for loans. Banks set their rates at a level above the Discount Rate.

 GDP, PPI Gross Domestic Product and the Producer Price Index are commonly referenced measures of the health of the U.S. economy. Too strong economic growth can lead to accelerating inflation (the Consumer Price Index [CPI] is a measure of inflation); weak growth can lead to a recession.

 30-DAY SEC YIELD                 The standard yield reference for bond funds
                                  since the SEC required all bond funds to quote yields based on a prescribed formula.
                                  This yield calculation reflects the 30-day average of the net annualized income earnings capability of every holding in a given fund's portfolio, assuming each is held to maturity.


(Sources: SKI; Barron's Dictionary of Finance and Investment Terms)

                            10 - Scudder Income Fund

                  Investment Portfolio as of December 31, 1997

                                                                                             Principal               Market
                                                                                            Amount ($)              Value ($)
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements 6.3%
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreement with Salomon Brothers dated 12/31/97 at 6.7%,
  to be repurchased at $43,313,116 on 1/2/98, collateralized by a                                                 ------------
  $46,085,000 U.S. Treasury Bill, 10/15/98 (Cost $43,297,000) ...........................     43,297,000            43,297,000
                                                                                                                  ------------
Commercial Paper 11.8%
------------------------------------------------------------------------------------------------------------------------------
Ciesco L.P., 6.02%, 1/9/98 ..............................................................     20,000,000            19,973,333
Ford Motor Credit Co., 6.13%, 1/2/98 ....................................................     30,000,000            29,994,900
JP Morgan, 5.8%, 1/8/98 .................................................................     31,000,000            30,965,039
------------------------------------------------------------------------------------------------------------------------------
Total Commercial Paper (Cost $80,933,272)                                                                           80,933,272
------------------------------------------------------------------------------------------------------------------------------

U.S. Treasury Obligations 13.3%
------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Bond, 6.25%, 8/15/23 ......................................................     10,000,000            10,300,000
U.S. Treasury Note, 6.875%, 7/31/99 .....................................................     13,000,000            13,231,530
U.S. Treasury Note, 5.875%, 11/15/99 ....................................................     22,000,000            22,078,980
U.S. Treasury Note, 5.625%, 12/31/99 ....................................................     10,000,000             9,995,300
U.S. Treasury Note, 6.25%, 1/31/02 ......................................................     20,000,000            20,356,200
U.S. Treasury Note, 6.25%, 2/15/07 ......................................................      5,000,000             5,159,350
U.S. Treasury Separate Trading Registered Interest and Principal,
  Principal only, 11/15/18 ..............................................................     35,000,000             9,978,500
------------------------------------------------------------------------------------------------------------------------------
Total U. S. Treasury Obligations (Cost $89,065,755)                                                                 91,099,860
------------------------------------------------------------------------------------------------------------------------------

U. S. Government Agency Pass-thrus 14.1%
------------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Association, 8% with various maturities to 12/1/09 ............     13,665,549            14,062,534
Federal National Mortgage Association, 7% with various maturities to 8/1/26 .............     58,647,792            59,271,419
Government National Mortgage Association Pass-thru, 10% with various
  maturities to 2/15/25 .................................................................     11,508,326            12,797,949
Government National Mortgage Association Pass-thru, 7.5% with
  various maturities to 11/15/27 ........................................................      9,892,911            10,134,001
------------------------------------------------------------------------------------------------------------------------------
Total U. S. Government Agency Pass-thrus (Cost $93,660,029)                                                         96,265,903
------------------------------------------------------------------------------------------------------------------------------

Collateralized Mortgage Obligations 2.7%
------------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., 7.78% with various maturities to 9/1/24                                         ------------
  (Cost $18,588,110) ....................................................................     17,782,347            18,588,065
                                                                                                                  ------------

Foreign Bonds - U. S.$ Denominated 5.0%
------------------------------------------------------------------------------------------------------------------------------
Fage Dairy Industry SA, 9%, 2/1/07 ......................................................     14,000,000            13,615,000
Hutchison Whampoa, Ltd., 7.5%, 8/1/27 ...................................................     10,000,000             8,950,000
ITT Publimedia BV, 9.375%, 9/15/07 ......................................................      2,000,000             2,100,000
Petroleos Mexicanos S.A., 8.85%, 9/15/07 ................................................      5,000,000             4,937,500
State Development Institute of Hungary, 10.5%, 8/31/00 ..................................      4,425,000             4,856,438
------------------------------------------------------------------------------------------------------------------------------
Total Foreign Bonds - U. S.$ Denominated (Cost $35,360,213)                                                         34,458,938
------------------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                            11 - Scudder Income Fund

                                                                                             Principal               Market
                                                                                            Amount ($)              Value ($)
------------------------------------------------------------------------------------------------------------------------------
Asset Backed 8.2%
------------------------------------------------------------------------------------------------------------------------------
Automobile Receivables 1.5%
Premier Auto Trust Asset Backed Certificate Series 1996-3 A4, 6.75%, 11/6/00 ............     10,000,000            10,106,200
                                                                                                                  ------------
Credit Card Receivables 3.5%
Advanta Corp. Series 1997-1 A4, 7.65%, 5/25/27 ..........................................      8,000,000             8,300,000
Sears Credit Account Master Trust, Series 1995-A4, 6.25%, 1/15/03 .......................     15,500,000            15,514,415
                                                                                                                  ------------
                                                                                                                    23,814,415
                                                                                                                  ------------
Home Equity Loans 0.0%
Fleet Financial Home Equity Trust Series 1991-2A, 6.7%, 10/15/06 ........................        244,176               244,710
                                                                                                                  ------------
Manufactured Housing Receivables 3.2%
Green Tree Financial Corp. Series 1995-1 B2, 9.2%, 6/15/25 ..............................      8,071,000             8,801,804
Green Tree Financial Corp. Series 1997-1 B2, 7.76%, 3/15/28 .............................      4,250,000             4,295,820
Merrill Lynch Mortgage Investors Inc., "B", Series 1991-D, 9.85%, 7/15/11 ...............      8,500,000             8,855,895
                                                                                                                  ------------
                                                                                                                    21,953,519
------------------------------------------------------------------------------------------------------------------------------
Total Asset Backed (Cost $54,560,229)                                                                               56,118,844
------------------------------------------------------------------------------------------------------------------------------

Corporate Bonds 38.0%
------------------------------------------------------------------------------------------------------------------------------
Consumer Staples 1.3%
Borden Inc., 7.875%, 2/15/23 ............................................................      5,000,000             5,030,900
Polymer Group, Inc., 9%, 7/1/07 .........................................................      4,000,000             4,000,000
                                                                                                                  ------------
                                                                                                                     9,030,900
                                                                                                                  ------------
Health 0.5%
Tenet Healthcare Corp., 8.625%, 1/15/07 .................................................      3,000,000             3,097,500
                                                                                                                  ------------
Financial 15.7%
American Health Properties, Inc. (REIT), 7.5%, 1/15/07 ..................................      3,000,000             3,126,780
Bank United Financial Corp., 10.25%, 12/31/26 ...........................................      4,500,000             4,635,000
Bay View Capital Corp., 9.125%, 8/15/07 .................................................      2,500,000             2,575,000
Commerce Bancorporation, 11.75%, 6/6/27 .................................................      6,200,000             6,572,000
ERP Operating L.P. Note (REIT), 7.57%, 8/15/26 ..........................................      2,200,000             2,339,172
First Union Capital II, 7.85%, 1/1/27 ...................................................     15,000,000            15,515,250
Ford Motor Credit Co., 6.25%, 2/26/98 ...................................................      5,000,000             5,001,300
Ford Motor Credit Co. Global Note, 5.625%, 12/15/98 .....................................     10,000,000             9,964,000
Highwoods/Forsyth L.P. (REIT), 7%, 12/1/06 ..............................................      8,000,000             8,055,200
People's Heritage Bank, 9.06%, 2/1/27 ...................................................      6,750,000             7,450,313
Security Capital Industrial Trust (REIT), 7.81%, 2/1/15 .................................      4,500,000             4,704,300
Spieker Properties, Inc. (REIT), 7.875%, 12/1/16 ........................................      5,000,000             5,373,550
Spieker Properties, Inc. (REIT), 7.5%, 10/1/27 ..........................................      5,000,000             5,061,250

    The accompanying notes are an integral part of the financial statements.


                            12 - Scudder Income Fund

                                                                                             Principal               Market
                                                                                            Amount ($)              Value ($)
------------------------------------------------------------------------------------------------------------------------------
Susa Partnership L.P. (REIT), 8.2%, 6/1/17 ..............................................     10,000,000            10,892,100
US West Capital Funding Inc., 7.9%, 2/1/27 ..............................................     15,000,000            16,415,100
                                                                                                                  ------------
                                                                                                                   107,680,315
                                                                                                                  ------------
Media 5.0%
Lamar Advertising Co., 8.625%, 9/15/07 ..................................................      3,000,000             3,071,250
Outdoor Systems, Inc., 8.875%, 6/15/07 ..................................................      5,000,000             5,225,000
Tele-Communications, Inc., 8%, 8/1/05 ...................................................     11,000,000            11,787,930
Time Warner Inc., 9.125%, 1/15/13 .......................................................     12,000,000            14,289,240
                                                                                                                  ------------
                                                                                                                    34,373,420
                                                                                                                  ------------
Service Industries 1.3%
SC International Services, Inc., 9.25%, 9/1/07 ..........................................      4,000,000             4,120,000
ServiceMaster L.P., 7.45%, 8/15/27 ......................................................      5,000,000             5,195,650
                                                                                                                  ------------
                                                                                                                     9,315,650
                                                                                                                  ------------
Durables 1.8%
Tracor, Inc., 8.5%, 3/1/07 ..............................................................     12,000,000            12,120,000
                                                                                                                  ------------
Manufacturing 1.7%
Mead Corp., 7.55%, 3/1/47 ...............................................................     11,000,000            11,791,230
                                                                                                                  ------------
Technology 3.6%
Amphenol Corp., 9.875%, 5/15/07 .........................................................      3,000,000             3,150,000
International Business Machines Corp., 7%, 10/30/45 .....................................     15,000,000            15,364,650
Loral Corp., 8.375%, 6/15/24 ............................................................      5,000,000             5,872,800
                                                                                                                  ------------
                                                                                                                    24,387,450
                                                                                                                  ------------
Energy 3.6%
Barrett Resources Corp., 7.55%, 2/1/07 ..................................................      5,500,000             5,690,465
Chesapeake Energy Corp., "B", 8.5%, 3/15/12 .............................................      5,900,000             5,885,250
Ensco International Inc., 7.2%, 11/15/27 ................................................      2,750,000             2,774,778
Lomak Petroleum, Inc., 8.75%, 1/15/07 ...................................................     10,000,000            10,100,000
                                                                                                                  ------------
                                                                                                                    24,450,493
                                                                                                                  ------------
Construction 1.1%
Nortek, Inc., 9.125%, 9/1/07 ............................................................      3,500,000             3,552,500
Synthetic Industries, Inc., Series B, 9.25%, 2/15/07 ....................................      4,000,000             4,200,000
                                                                                                                  ------------
                                                                                                                     7,752,500
                                                                                                                  ------------
Transportation 0.8%
Atlantic Express, Inc., 10.75%, 2/1/04 ..................................................      5,000,000             5,312,500
                                                                                                                  ------------

    The accompanying notes are an integral part of the financial statements.


                            13 - Scudder Income Fund

                                                                                             Principal               Market
                                                                                            Amount ($)              Value ($)
------------------------------------------------------------------------------------------------------------------------------
Utilities 1.0%
Houston Light & Power Capital Corp., 8.257%, 2/1/37 .....................................      6,750,000             7,099,110
                                                                                                                  ------------
Miscellaneous 0.6%
Allied Holdings Inc., 8.625%, 10/1/07 ...................................................      4,000,000             4,059,999
------------------------------------------------------------------------------------------------------------------------------
Total Corporate Bonds (Cost $248,169,366)                                                                          260,471,067
------------------------------------------------------------------------------------------------------------------------------

Other 0.6%
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                  ------------
New Jersey Economic Development Authority, 7.425%, 2/15/29 (Cost $3,500,000) ............      3,500,000             3,834,530
                                                                                                                  ------------
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $667,133,974) (a)                                                       685,067,479
------------------------------------------------------------------------------------------------------------------------------

(a) The cost for federal income tax purposes was $667,133,974. At December 31, 1997, net unrealized appreciation for all securities based on tax cost was $17,933,505. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $19,152,439 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $1,218,934.

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments will be shorter than stated maturities due to prepayments.

    The accompanying notes are an integral part of the financial statements.


                            14 - Scudder Income Fund

                              Financial Statements

                       Statement of Assets and Liabilities
                             as of December 31, 1997

Assets
----------------------------------------------------------------------------------------------------------------------------
                 Investments, at market (identified cost $667,133,974) ..............       $685,067,479
                 Cash ...............................................................             18,856
                 Interest receivable ................................................         10,342,316
                 Receivable for Fund shares sold ....................................          1,596,772
                 Other receivables and assets .......................................            473,223
                                                                                            ----------------
                 Total assets .......................................................        697,498,646
Liabilities
----------------------------------------------------------------------------------------------------------------------------
                 Payable for Fund shares redeemed ...................................          1,329,635
                 Payable for daily variation margin on closed futures contracts .....             46,260
                 Accrued management fee .............................................            351,753
                 Other payables and accrued expenses ................................            515,281
                                                                                            ----------------
                 Total liabilities ..................................................          2,242,929
               ---------------------------------------------------------------------------------------------
                 Net assets, at market value                                                $695,255,717
               ---------------------------------------------------------------------------------------------
Net Assets
----------------------------------------------------------------------------------------------------------------------------
                 Net assets consist of:
                 Net unrealized appreciation on investments .........................         17,933,505
                 Accumulated net realized loss ......................................         (1,907,168)
                 Paid-in capital ....................................................        679,229,380
               ---------------------------------------------------------------------------------------------
                 Net assets, at market value                                                $695,255,717
               ---------------------------------------------------------------------------------------------
Net Asset Value
----------------------------------------------------------------------------------------------------------------------------
                 Net Asset Value, offering and redemption price per share
                 ($695,255,717 / 51,662,855 outstanding shares of beneficial                ----------------
                 interest, $.01 par value, unlimited number of shares authorized) ...             $13.46
                                                                                            ----------------

    The accompanying notes are an integral part of the financial statements.


                            15 - Scudder Income Fund

                             Statement of Operations
                          year ended December 31, 1997

Investment Income
------------------------------------------------------------------------------------------------------------------------------
                 Income:
                 Interest ............................................................      $ 44,304,949
                                                                                            -----------------
                 Expenses:
                 Management fee ......................................................         3,750,067
                 Services to shareholders ............................................         3,048,479
                 Custodian and accounting fees .......................................           148,997
                 Trustees' fees and expenses .........................................            36,929
                 Reports to shareholders .............................................           130,514
                 Auditing ............................................................            44,928
                 Legal ...............................................................            19,999
                 Registration fees ...................................................            62,781
                 Other ...............................................................            25,605
                                                                                            -----------------
                                                                                               7,268,299
               ----------------------------------------------------------------------------------------------
                 Net investment income                                                        37,036,650
               ----------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investments
------------------------------------------------------------------------------------------------------------------------------
                 Net realized gain (loss) from:
                 Investments .........................................................           840,210
                 Futures .............................................................          (133,605)
                                                                                            -----------------
                                                                                                 706,605
                 Net unrealized appreciation (depreciation) during the period on
                 investments .........................................................        14,225,433
               ----------------------------------------------------------------------------------------------
                 Net gain on investments                                                      14,932,038
               ----------------------------------------------------------------------------------------------
               ----------------------------------------------------------------------------------------------
                 Net increase in net assets resulting from operations                       $ 51,968,688
               ----------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                            16 - Scudder Income Fund

                       Statements of Changes in Net Assets

                                                                                   Years Ended December 31,
Increase (Decrease) in Net Assets                                                   1997             1996
-------------------------------------------------------------------------------------------------------------------------------
                Operations:
                Net investment income ......................................   $ 37,036,650     $ 34,599,797
                Net realized gain from investment transactions .............        706,605        5,099,598
                Net unrealized appreciation (depreciation) on investment
                  transactions during the period ...........................     14,225,433      (20,219,372)
                                                                               ---------------  ---------------
                Net increase in net assets resulting from operations .......     51,968,688       19,480,023
                                                                               ---------------  ---------------
                Distributions to shareholders:
                From net investment income .................................    (37,423,384)     (35,051,118)
                                                                               ---------------  ---------------
                From net realized gains ....................................       (443,613)      (3,898,759)
                                                                               ---------------  ---------------
                Fund share transactions:
                Proceeds from shares sold ..................................    288,306,064      167,697,618
                Net asset value of shares issued to shareholders in
                  reinvestment of distributions ............................     33,681,717       34,318,821
                Cost of shares redeemed ....................................   (219,353,257)    (182,294,031)
                                                                               ---------------  ---------------
                Net increase in net assets from Fund share transactions ....    102,634,524       19,722,408
                                                                               ---------------  ---------------
                Increase (decrease) in net assets ..........................    116,736,215          252,554
                Net assets at beginning of period ..........................    578,519,502      578,266,948
                Net assets at end of period (including undistributed net       ---------------  ---------------
                  investment income of $618,802 at December 31, 1996) ......   $695,255,717     $578,519,502
                                                                               ---------------  ---------------
Other Information
-------------------------------------------------------------------------------------------------------------------------------
                Increase (decrease) in Fund shares
                Shares outstanding at beginning of period ..................     43,994,954       42,499,531
                                                                               ---------------  ---------------
                Shares sold ................................................     21,674,473       12,592,757
                Shares issued to shareholders in reinvestment of
                  distributions ............................................      2,533,020        2,612,478

                Shares redeemed ............................................    (16,539,592)     (13,709,812)
                                                                               ---------------  ---------------
                Net increase in Fund shares ................................      7,667,901        1,495,423
                                                                               ---------------  ---------------
                Shares outstanding at end of period ........................     51,662,855       43,994,954
                                                                               ---------------  ---------------

    The accompanying notes are an integral part of the financial statements.


                            17 - Scudder Income Fund

                              Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                    Years Ended December 31,
                                       1997(a)  1996(a)    1995    1994     1993     1992     1991      1990        1989     1988
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning            ----------------------------------------------------------------------------------------------
  of period .........................  $13.15   $13.61   $12.32   $13.71   $13.48   $13.91   $12.82   $12.89      $12.41   $12.40
                                      ----------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income ...............     .80      .80      .83      .84      .90      .95      .93     1.03        1.05     1.07
Net realized and unrealized gain
  (loss) on investments .............     .31     (.36)    1.41    (1.45)     .77     (.05)    1.22     (.01)        .49      .01
Total from investment                 ----------------------------------------------------------------------------------------------
  operations ........................    1.11      .44     2.24     (.61)    1.67      .90     2.15     1.02        1.54     1.08
                                      ----------------------------------------------------------------------------------------------
Less distributions:
From net investment income ..........    (.79)    (.81)    (.86)    (.76)    (.87)    (.93)    (.92)   (1.03)      (1.06)   (1.07)
From paid-in capital ................      --       --       --       --       --       --       --     (.06)(b)      --       --
From net realized gains on
  investment transactions ...........    (.01)    (.09)    (.03)      --     (.45)    (.40)    (.14)      --          --       --
In excess of net realized gains .....      --       --     (.06)    (.02)    (.12)      --       --       --          --       --
                                      ----------------------------------------------------------------------------------------------
Total distributions .................    (.80)    (.90)    (.95)    (.78)   (1.44)   (1.33)   (1.06)   (1.09)      (1.06)   (1.07)
                                      ----------------------------------------------------------------------------------------------
Net asset value, end of               ----------------------------------------------------------------------------------------------
  period ............................  $13.46   $13.15   $13.61   $12.32   $13.71   $13.48   $13.91   $12.82      $12.89   $12.41
                                      ----------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Total Return (%) ....................    8.66     3.41    18.54    (4.43)   12.58     6.74    17.32     8.32       12.75     8.91
Ratios and Supplemental Data
Net assets, end of period
  ($ millions) ......................     695      579      578      463      509      457      403      302         272      245
Ratio of operating expenses to
  average daily net assets (%) ......    1.18      .98      .99      .97      .92      .93      .97      .95         .93      .94
Ratio of net investment income to
  average daily net assets (%) ......    6.00     6.01     6.35     6.43     6.32     7.05     7.13     8.21        8.23     8.53
Portfolio turnover rate (%) .........    61.9     66.9    128.3     60.3    130.6    121.3    109.6     48.0        63.2     19.6

(a)   Based on monthly average shares outstanding during the period.
(b) Distribution made (as a result of foreign currency related gains on the disposition of foreign bonds) in order to avoid the payment of a 4% federal excise tax under International Revenue Code section 4982.


                            18 - Scudder Income Fund

                          Notes to Financial Statements

                       A. Significant Accounting Policies

Scudder Income Fund (the "Fund") is a diversified series of Scudder Portfolio Trust (the "Trust"). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio debt securities purchased with original maturities greater than sixty days are valued by pricing agents approved by the officers of the Fund, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market investments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value, depending on the maturity of the repurchase agreement, is equal to at least 100.5% of the repurchase price.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities at the daily rates of exchange, and

(ii) purchases and sales of investment securities, interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the ex and payment dates on interest and foreign withholding taxes.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of an item at a specified price on a specific date (settlement date). During the year ended December 31, 1997, the Fund purchased interest rate futures to manage the duration of the portfolio and sold interest rate futures to hedge against declines in the value of portfolio securities.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund each day, dependent on the daily fluctuations in the value of the underlying security, and are


                            19 - Scudder Income Fund
recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. The Fund accordingly paid no federal income taxes and no federal income tax provision was required. In addition, from November 1, 1997 through December 31, 1997, the Fund incurred approximately $242,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending December 31, 1998.

Distribution of Income and Gains. Distributions of net investment income are made quarterly. During any particular year net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax. The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to investments in foreign denominated investments and futures. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Other. Investment security transactions are accounted for on a trade date basis. Distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. All original issue discounts are accreted for both tax and financial reporting purposes.

                      B. Purchases and Sales of Securities

For the year ended December 31, 1997, purchases and sales of investment securities (excluding short-term investments and direct U.S. Government obligations) aggregated $300,292,671 and $200,552,686, respectively. Purchases and sales of direct U.S. Government obligations aggregated $79,803,042 and $118,890,856, respectively.

The aggregate face value of futures contracts opened and closed during the year ended December 31, 1997 was $2,480,419,652.


                            20 - Scudder Income Fund

                               C. Related Parties

Effective December 31, 1997, Scudder, Stevens & Clark, Inc. ("Scudder") and The Zurich Insurance Company ("Zurich"), an international insurance and financial services organization, formed a new global investment organization by combining Scudder's business with that of Zurich's subsidiary, Zurich Kemper Investments, Inc. As a result of the transaction, Scudder changed its name to Scudder Kemper Investments Inc. ("Scudder Kemper" or the "Adviser"). The transaction between Scudder and Zurich resulted in the termination of the Fund's Investment Management Agreement with Scudder. However, a new Investment Management Agreement (the "Management Agreement") between the Fund and Scudder Kemper was approved by the Fund's Board of Trustees and by the Fund's Shareholders. The Management Agreement, which is effective December 31, 1997, is the same in all material respects as the corresponding previous Investment Management Agreement, except that Scudder Kemper is the new investment adviser to the Fund.

Under the Management Agreement with Scudder Kemper, the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.65% on the first $200,000,000 of average daily net assets, 0.60% on the next $300,000,000 of such net assets, and 0.55% of such net assets in excess of $500,000,000, computed and accrued daily and payable monthly. For the year ended December 31, 1997, the fee pursuant to these agreements amounted to $3,750,067, which was equivalent to an annual effective rate of .61% of the Fund's average daily net assets.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the year ended December 31, 1997, the amount charged to the Fund by SSC aggregated $787,239, of which $65,400 is unpaid at December 31, 1997.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. For the year ended December 31, 1997, the amount charged to the Fund by STC aggregated $1,641,229, of which $162,040 is unpaid at December 31, 1997.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended December 31, 1997, the amount charged to the Fund by SFAC aggregated $91,363, of which $7,208 is unpaid at December 31, 1997.

The Fund is one of several Scudder Funds (the "Underlying Funds") in which the Scudder Pathway Series Portfolios (the "Portfolios") invest. In accordance with the Special Servicing Agreement entered into by the Adviser, the Portfolios, the Underlying Funds, SSC, SFAC, STC, and Scudder Investor Services, Inc., expenses from the operation of the Portfolios are borne by the Underlying Funds based on each Underlying Fund's proportionate share of assets owned by the Portfolios. No Underlying Funds will be charged expenses that exceed the estimated savings to each respective Underlying Fund. These estimated savings result from the elimination of separate shareholder accounts which either currently are or have potential to be invested in the Underlying Funds. For the year ended December 31, 1997, the Special Servicing Agreement expense charged to the Fund amounted to $437,527.


                            21 - Scudder Income Fund

The Trust pays each Trustee not affiliated with the Adviser an annual retainer, divided equally among the series of the Trust, plus specified amounts for attended board and committee meetings. For the year ended December 31, 1997, Trustees' fees and expenses aggregated $36,929.


                            22 - Scudder Income Fund

                        Report of Independent Accountants

To the Trustees of Scudder Portfolio Trust and Shareholders of Scudder Income
Fund:

We have audited the accompanying statement of assets and liabilities of Scudder Income Fund, including the investment portfolio, as of December 31, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the ten years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Scudder Income Fund as of December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the ten years in the period then ended, in conformity with generally accepted accounting principles.

Boston, Massachusetts                                  COOPERS & LYBRAND L.L.P.
February 23, 1998


                            23 - Scudder Income Fund

                                 Tax Information

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $443,613 as a capital gain dividend for its year ended December 31, 1997.


                            24 - Scudder Income Fund

                           Shareholder Meeting Results

A Special Meeting of Shareholders (the "Meeting") of Scudder Income Fund (the "Fund") was held on October 24, 1997, at the office of Scudder Kemper Investments, Inc. (formerly Scudder, Stevens & Clark, Inc.), Two International Place, Boston, Massachusetts 02110. At the Meeting, as adjourned and reconvened, the following matters were voted upon by the shareholders (the resulting votes for each matter are presented below). With regard to certain proposals, it was recommended that the Meeting be reconvened in order to provide shareholders with an additional opportunity to return their proxies. The date of the reconvened meeting at which the matters were decided is noted after the proposed matter.

1. To approve the new Investment Management Agreement between the Fund and Scudder Kemper Investments, Inc.

                                Number of Votes:
                                ----------------

         For           Against           Abstain       Broker Non-Votes*
         ---           -------           -------       -----------------

      24,473,428       807,496           563,326           1,103,741

2.    To elect Trustees.

                                                Number of Votes:
                                                ----------------

               Trustee                   For                      Withheld
               -------                   ---                      --------

 Henry P. Becton, Jr.                 25,169,514                  674,736

 Dawn-Marie Driscoll                  25,166,017                  678,233

 Peter B. Freeman                     25,166,380                  677,870

 George M. Lovejoy, Jr.               25,164,248                  680,002

 Dr. Wesley W. Marple, Jr.            25,144,761                  699,489

 Daniel Pierce                        25,154,160                  690,090

 Kathryn L. Quirk                     25,163,336                  680,914

 Jean C. Tempel                       25,169,920                  674,330


3. To approve the Board's discretionary authority to convert the Fund to a master/feeder fund structure through a sale or transfer of assets or otherwise. (Approved on December 2, 1997).

                                Number of Votes:
                                ----------------

         For            Against           Abstain      Broker Non-Votes*
         ---            -------           -------      -----------------

      23,374,892       1,498,776         1,396,199          848,332

                            25 - Scudder Income Fund

4. To approve certain amendments to the Declaration of Trust. Sufficient proxies had not been received by December 2, 1997 to approve the amendments to the Declaration of Trust. Management has determined not to continue to seek shareholder approval for this item.

                                Number of Votes:
                                ----------------

         For            Against           Abstain      Broker Non-Votes*
         ---            -------           -------      -----------------

      24,623,607       1,181,230         1,465,030          848,332

5. To approve the revision of certain fundamental investment policies.


                                                                            Number of Votes:
                                                                            ----------------
                                                                                                            Broker
               Fundamental Policies                      For            Against           Abstain         Non-Votes*
               --------------------                      ---            -------           -------         ----------


       5.1   Diversification                         22,344,958        1,036,284         1,359,267        1,103,741

       5.2   Borrowing                               22,245,315        1,137,881         1,357,313        1,103,741

       5.3   Senior securities                       22,326,589        1,053,747         1,360,173        1,103,741

       5.4   Concentration                           22,300,948        1,078,891         1,360,670        1,103,741

       5.5   Underwriting of securities              22,314,569         916,519          1,509,421        1,103,741

       5.6   Investment in real estate               22,329,966         907,107          1,503,436        1,103,741

       5.7   Purchase of physical commodities        22,299,452         941,489          1,499,568        1,103,741

       5.8   Lending                                 22,319,531         917,617          1,503,361        1,103,741

6. To ratify the selection of Coopers & Lybrand L.L.P. as the Fund's independent accountants.


                                 Number of Votes:
                                 ----------------

            For                       Against                    Abstain
            ---                       -------                    -------

         24,876,264                   326,225                    641,761

* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.


                            26 - Scudder Income Fund

                                    This Page
                                  intentionally
                                   left blank.





                            27 - Scudder Income Fund

                              Officers and Trustees


Daniel Pierce*
President and Trustee

Henry P. Becton, Jr.
Trustee; President and General
Manager, WGBH Educational
Foundation

Dawn-Marie Driscoll
Trustee; President, Driscoll
Associates

Peter B. Freeman
Trustee; Corporate Director and
Trustee

George M. Lovejoy, Jr.
Trustee; President and Director,
Fifty Associates

Wesley W. Marple, Jr.
Trustee; Professor of Business
Administration, Northeastern
University, College of Business
Administration

Kathryn L. Quirk*
Trustee, Vice President  and
Assistant Secretary

Jean C. Tempel
Trustee; Director, General
Partner, TL Ventures

Kelly D. Babson*
Vice President

Jerard K. Hartman*
Vice President

William M. Hutchinson*
Vice President

Thomas W. Joseph*
Vice President

Valerie F. Malter*
Vice President

Thomas F. McDonough*
Vice President, Secretary and
Treasurer

John R. Hebble*
Assistant Treasurer

Caroline Pearson*
Assistant Secretary


                        *Scudder Kemper Investments, Inc.

                            28 - Scudder Income Fund

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------
Money Market
------------
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust
  Scudder Money Market Series --
     Premium Shares*
     Managed Shares*
  Scudder Government Money Market Series --
     Managed Shares*

Tax Free Money Market+
----------------------
  Scudder Tax Free Money Fund
  Scudder Tax Free Money Market Series--
     Managed Shares*
  Scudder California Tax Free Money Fund**
  Scudder New York Tax Free Money Fund**

Tax Free+
---------
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund**
  Scudder Massachusetts Limited Term Tax Free Fund**
  Scudder Massachusetts Tax Free Fund**
  Scudder New York Tax Free Fund**
  Scudder Ohio Tax Free Fund**
  Scudder Pennsylvania Tax Free Fund**

U.S. Income
-----------
  Scudder Short Term Bond Fund
  Scudder Zero Coupon 2000 Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder High Yield Bond Fund

Global Income
-------------
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund

Asset Allocation
----------------
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio
  Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
  Scudder Balanced Fund
  Scudder Growth and Income Fund
  Scudder S&P 500 Index Fund

U.S. Growth
-----------
  Value
    Scudder Large Company Value Fund
    Scudder Value Fund
    Scudder Small Company Value Fund
    Scudder Micro Cap Fund

  Growth
    Scudder Classic Growth Fund
    Scudder Large Company Growth Fund
    Scudder Development Fund
    Scudder 21st Century Growth Fund

Global Growth
-------------
  Worldwide
    Scudder Global Fund
    Scudder International Growth and Income Fund
    Scudder International Fund
    Scudder Global Discovery Fund
    Scudder Emerging Markets Growth Fund
    Scudder Gold Fund

  Regional
    Scudder Greater Europe Growth Fund
    Scudder Pacific Opportunities Fund
    Scudder Latin America Fund
    The Japan Fund, Inc.

Retirement Programs
-------------------
  Traditional IRA
  Roth IRA
  SEP IRA
  Keogh Plan
  401(k), 403(b) Plans
  Scudder Horizon Plan**+++ +++
    (a variable annuity)

Education Accounts
------------------
  Education IRA
  UGMA/UTMA

Closed-End Funds#
--------------------------------------------------------------------------------
  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The Korea Fund, Inc.
  Montgomery Street Income Securities, Inc.
  Scudder Global High Income Fund, Inc.
  Scudder New Asia Fund, Inc.
  Scudder New Europe Fund, Inc.
  Scudder Spain and Portugal Fund, Inc.

     For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds may not be available for purchase or exchange. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *A class of shares of the Fund. **Not available in all states. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

                            29 - Scudder Income Fund

                                Scudder Solutions


Convenient ways to invest, quickly and reliably:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Investment Plan                                    QuickBuy

          A convenient investment program in which money is            Lets you purchase Scudder fund shares
          electronically debited from your bank account monthly to     electronically, avoiding potential mailing delays;
          regularly purchase fund shares and "dollar cost average"     money for each of your transactions is
          -- buy more shares when the fund's price is lower and        electronically debited from a previously designated bank
          fewer when it's higher, which can reduce your average        account.
          purchase price over time.

          Automatic Dividend Transfer                                  Payroll Deduction and Direct Deposit

          The most timely, reliable, and convenient way to             Have all or part of your paycheck -- even government
          purchase shares -- use distributions from one Scudder        checks -- invested in up to four Scudder funds at
          fund to purchase shares in another, automatically            one time.
          (accounts with identical registrations or the same
          social security or tax identification number).

          Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets.
          Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Automated Information Line: SAIL(TM) --              Scudder's Web Site -- http://funds.scudder.com
          1-800-343-2890
                                                                       Scudder Electronic Account Services: Offering
          Personalized account information, the ability to             account information and transactions, interactive
          exchange or redeem shares, and information on other          worksheets, prospectuses and applications for all
          Scudder funds and services via touchtone telephone.          Scudder funds, plus your current asset allocation,
                                                                       whenever you need them. Scudder's Site also
                                                                       provides news about Scudder funds, retirement
                                                                       planning information, and more.

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Withdrawal Plan                                    QuickSell

          You designate the bank account, determine the schedule       Provides speedy access to your money by
          (as frequently as once a month) and amount of the            electronically crediting your redemption proceeds
          redemptions, and Scudder does the rest.                      to the bank account you previously designated.

          DistributionsDirect

          Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------

                            30 - Scudder Income Fund


Mutual Funds and More -- Brokerage and Guidance Services:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Brokerage Services                             Scudder Portfolio Builder

          Offers you access to a world of investments,           A free service designed to help suggest ways investors like
          including stocks, corporate bonds, Treasuries, plus    you can diversify your portfolio among domestic and global,
          over 6,000 mutual funds from at least 150 mutual       as well as equity, fixed-income, and money market funds,
          fund companies. And Scudder Fund Folio(SM) provides    using Scudder funds.
          investors with access to a marketplace of more than
          500 no-load funds from well-known companies--with no   Personal Counsel from Scudder(SM)
          transaction fees or commissions. Scudder
          shareholders can take advantage of a Scudder           Developed for investors who prefer the benefits of no-load
          Brokerage account already reserved for them, with      Scudder funds but want ongoing professional assistance in
          no minimum investment. For information about           managing a portfolio. Personal Counsel(SM) is a highly
          Scudder Brokerage Services, call 1-800-700-0820.       customized, fee-based asset management service for
                                                                 individuals investing $100,000 or more.


          Fund Folio funds held less than six months will be charged a fee for redemptions. You can buy shares directly from the fund itself or its principal underwriter or distributor without paying this fee. Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061.
          Member SIPC.

          Personal Counsel From Scudder(SM) and Personal Counsel(SM) are service marks of and represent a program offered by Scudder Investor Services, Inc., Adviser.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------
Additional Information on How to Contact Scudder:
------------------------------------------------------------------------------------------------------------------------------
          For existing account services and transactions         Please address all written correspondence to
          Scudder Investor Relations -- 1-800-225-5163           The Scudder Funds
                                                                 P.O. Box 2291
          For establishing 401(k) and 403(b) plans               Boston, Massachusetts
          Scudder Defined Contribution Services --               02107-2291
          1-800-323-6105
                                                                 Or Stop by a Scudder Investor Center

          For information about The Scudder Funds, including     Many shareholders enjoy the personal, one-on-one service of
          additional applications and prospectuses, or for       the Scudder Investor Centers. Check for an Investor Center near
          answers to investment questions                        you -- they can be found in the following cities:
          Scudder Investor Relations -- 1-800-225-2470           Boca Raton            Chicago             San Francisco
                   Investor.Relations@scudder.com                Boston                New York


                            32 - Scudder Income Fund

About the Fund's Adviser

Scudder Kemper Investments, Inc., is one of the largest and most experienced investment management oganizations worldwide, managing more than $200 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts. It is one of the ten largest mutual fund companies in the U.S.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded 79 years ago as one of the nation's first investment counsel organizations, joined the Zurich Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Group. The Zurich Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.


This information must be preceded or accompanied by a current prospectus.


Portfolio changes should not be considered recommendations for action by individual investors.

SCUDDER

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